                        DEAN WITTER
                        EUROPEAN GROWTH FUND INC.
                        PROSPECTUS--FEBRUARY 1, 1996

-------------------------------------------------------------------------------

DEAN WITTER EUROPEAN GROWTH FUND INC. (THE "FUND") IS AN OPEN-END, DIVERSIFIED MANAGEMENT INVESTMENT COMPANY WHOSE INVESTMENT OBJECTIVE IS TO MAXIMIZE THE CAPITAL APPRECIATION OF ITS INVESTMENTS. THE FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING PRIMARILY IN SECURITIES ISSUED BY ISSUERS LOCATED IN EUROPE.

Shares of the Fund are continuously offered at net asset value without the imposition of a sales charge. However, redemptions and/or repurchases of shares are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. (See "Redemptions and Repurchases--Contingent Deferred Sales Charge.") In addition, the Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution at the annual rate of 1.0% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. (See "Purchase of Fund Shares--Plan of Distribution.")

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated February 1, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary................................       2
Summary of Fund Expenses..........................       3
Financial Highlights..............................       4
The Fund and its Management.......................       5
Investment Objective and Policies.................       5
  Risk Considerations.............................       6
Investment Restrictions...........................      11
Purchase of Fund Shares...........................      12
Shareholder Services..............................      14
Redemptions and Repurchases.......................      16
Dividends, Distributions and Taxes................      17
Performance Information...........................      18
Additional Information............................      19

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
EUROPEAN GROWTH FUND INC.
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 or (800) 869-NEWS (toll free)

--------------------------------------------------------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                   DEAN WITTER DISTRIBUTORS INC., DISTRIBUTOR

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUND        The  Fund is an open-end, diversified  management investment company investing primarily in securities issued by issuers located in Europe.
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SHARES OFFERED  Shares of common stock with $0.01 par value (see page 19).
-------------------------------------------------------------------------------------------------------
OFFERING        At net asset value without sales charge (see page 12). Shares redeemed within six  years
PRICE           of  purchase are subject to a contingent  deferred sales charge under most circumstances
                (see page 16).
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MINIMUM         Minimum  initial   investment,  $1,000   ($100  if   the  account   is  opened   through
PURCHASE        EasyInvest-SM-); minimum subsequent investments, $100 (see page 12).
-------------------------------------------------------------------------------------------------------
INVESTMENT      The  investment objective  of the Fund  is to  maximize the capital  appreciation of its
OBJECTIVE       investments (see page 5).
-------------------------------------------------------------------------------------------------------
INVESTMENT      Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its  wholly-owned
MANAGER AND     subsidiary,  Dean Witter Services Company Inc.,  serve in various investment management,
SUB-ADVISER     advisory, management and administrative  capacities to ninety-five investment  companies and  other portfolios with net assets under management of approximately $79.5 billion at
                December 31, 1995.  Morgan Grenfell Investment  Services Ltd. has  been retained by  the
                Investment  Manager as  Sub-Adviser to provide  investment advice and  manage the Fund's portfolio. Morgan  Grenfell  Investment Services  Ltd.  currently serves  as  investment adviser  for U.S.  corporate and  public employee  benefit plans,  investment companies, endowments and foundations with  assets of approximately $12.6  billion at December  31,
                1995 (see page 5).
-------------------------------------------------------------------------------------------------------
MANAGEMENT      The  Investment Manager receives a monthly fee from  the Fund at the annual rate of 1.0%
FEE             of daily net assets  on assets not exceeding  $500 million; and 0.95%  of the daily  net assets on assets exceeding $500 million. The Sub-Adviser receives a monthly fee from the
                Investment  Manager equal to 40%  of the Investment Manager's  monthly fee (see page 5).
                Although the management fee is higher than that paid by most other investment companies, the fee reflects the specialized nature of the Fund's investment policies.
-------------------------------------------------------------------------------------------------------
DIVIDENDS AND   Dividends from net investment income and  distributions from net capital gains are  paid
DISTRIBUTIONS   at  least once  each year. Dividends  and capital gains  distributions are automatically reinvested in additional  shares at  net asset value  unless the  shareholder elects  to receive cash (see page 17).
-------------------------------------------------------------------------------------------------------
DISTRIBUTOR     Dean  Witter Distributors  Inc. (the  "Distributor"). For  its services  as Distributor, which include  payment of  sales commissions  to account  executives and  various  other promotional  and  sales  related expenses,  the  Distributor  receives from  the  Fund a distribution fee accrued daily and  payable monthly at the rate  of 1% per annum of  the lesser  of (i) the Fund's  average daily aggregate net sales  or (ii) the Fund's average daily net  assets.  This  fee  compensates the  Distributor  for  services  provided  in distributing  shares of the  Fund and for  sales related expenses.  The Distributor also receives the proceeds of any contingent deferred sales charges (see pages 12 and 16).
-------------------------------------------------------------------------------------------------------
REDEMPTION--    At net asset value; redeemable involuntarily if total value of the account is less  than
CONTINGENT      $100  or,  if the  account was  opened through  EasyInvest, if  after twelve  months the
DEFERRED        shareholder has invested  less than  $1,000 in the  account. Although  no commission  or
SALES CHARGE    sales  load is imposed upon  the purchase of shares,  a contingent deferred sales charge
                (scaled down  from 5%  to 1%)  is imposed  on any  redemption of  shares if  after  such redemption  the aggregate  current value  of an  account with  the Fund  falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. However, there  is no charge imposed  on redemption of shares  purchased through reinvestment of dividends or distributions (see page 16).
-------------------------------------------------------------------------------------------------------
RISK            The net asset value of the Fund's shares will fluctuate with changes in the market value
CONSIDERATIONS  of  its portfolio securities.  It should be  recognized that the  foreign securities and markets in  which  the  Fund  invests  pose  different  and  greater  risks  than  those
                customarily   associated  with  domestic  securities  and  their  markets.  Furthermore, investors should  consider other  risks  associated with  a portfolio  of  international securities,  including  fluctuations  in foreign  currency  exchange rates  (i.e.,  if a substantial portion of  the Fund's  assets is  denominated in  foreign currencies  which decrease  in value with respect  to the U.S. dollar, the  value of the investor's shares and the distributions made on those  shares will, likewise, decrease in value),  foreign securities  exchange controls and foreign  tax rates, as well  as investments in forward currency contracts, options  and futures contracts,  repurchase agreements,  when-issued and  delayed  delivery  securities  and  forward commitments,  when,  as  and  if issued securities and lending  of portfolio securities  (see pages 6-11).  The investor  should also  note that the Fund intends to invest over 25% of its total assets in securities of issuers located in the United Kingdom.
-------------------------------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                          ELSEWHERE IN THIS PROSPECTUS
                AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended October 31, 1995.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases.........   None
Maximum Sales Charge Imposed on Reinvested
 Dividends........................................   None
Deferred Sales Charge
 (as a percentage of the lesser of original
 purchase price or redemption proceeds)...........   5.0%

 A contingent deferred sales charge is imposed at the following declining rates:

YEAR SINCE PURCHASE PAYMENT MADE                    PERCENTAGE
--------------------------------------------------  -----------
First.............................................      5.0%
Second............................................      4.0%
Third.............................................      3.0%
Fourth............................................      2.0%
Fifth.............................................      2.0%
Sixth.............................................      1.0%
Seventh and thereafter............................     None

Redemption Fees...................................   None
Exchange Fee......................................        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
Management Fees...................................  0.98%
12b-1 Fees*.......................................  0.95%
Other Expenses....................................  0.30%
Total Fund Operating Expenses.....................  2.23%

------------------------
* A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines (see "Purchase of Fund Shares").

                                                                                    10
EXAMPLE                                             1 YEAR    3 YEARS   5 YEARS    YEARS
--------------------------------------------------  -------   -------   -------   -------
You  would pay the following  expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:.......    $73       $100      $139      $256
You would pay the  following expenses on the  same
 investment, assuming no redemption:..............    $23       $70       $119      $256

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see
"The Fund and its Management," "Plan of Distribution" and "Redemptions and Repurchases."

Long-term   shareholders  of  the  Fund  may  pay  more  in  sales  charges  and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following data and ratios for a share of capital stock outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. This data should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request of the Fund.

                                                                                           FOR THE
                                                                                           PERIOD
                                                                                           MAY 31,
                                                                                            1990*
                                            FOR THE YEAR ENDED OCTOBER 31                  THROUGH
                                ------------------------------------------------------   OCTOBER 31,
                                  1995       1994       1993        1992        1991        1990
                                --------   --------   ---------   ---------   --------   -----------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................   $13.49     $11.86     $ 8.57      $ 9.22      $ 9.23     $10.00
                                --------   --------   ---------   ---------   --------   -----------
  Net investment income
   (loss).....................     0.02       0.02      (0.01)       0.01        0.05       0.05
  Net realized and unrealized
   gain (loss)................     2.00       1.84       3.30       (0.23)       0.07      (0.82)
                                --------   --------   ---------   ---------   --------   -----------
  Total from investment
   operations.................     2.02       1.86       3.29       (0.22)       0.12      (0.77)
                                --------   --------   ---------   ---------   --------   -----------
  Less dividends and
   distributions from:
    Net investment income.....    --         --         --          (0.03)      (0.07)     --
    Net realized gain.........    (1.07)     (0.23)     --          (0.40)      (0.06)     --
                                --------   --------   ---------   ---------   --------   -----------
  Total dividends and
   distributions..............    (1.07)     (0.23)     --          (0.43)      (0.13)     --
                                --------   --------   ---------   ---------   --------   -----------
  Net asset value, end of
   period.....................   $14.44     $13.49     $11.86      $ 8.57      $ 9.22     $ 9.23
                                --------   --------   ---------   ---------   --------   -----------
                                --------   --------   ---------   ---------   --------   -----------
Total Investment Return+......    16.83%     15.61%     38.74%      (2.39)%      1.33%     (7.70)%(1)
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................     2.23%      2.27%      2.38%       2.40%       2.44%      2.45%(2)
  Net investment income
   (loss).....................     0.13%      0.21%     (0.09)%      0.11%       0.51%      1.52%(2)
SUPPLEMENTAL DATA:
  Net assets, end of period,
   in thousands...............  $867,730   $758,502   $459,201    $296,548    $315,944   $303,872
  Portfolio turnover rate.....       61%        72%       120%        116%        111%        36%(1)

------------------------------
 *  COMMENCEMENT OF OPERATIONS.
 +  DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

Dean Witter European Growth Fund Inc. (the "Fund") is an open-end, diversified management investment company incorporated in the state of Maryland on February 13, 1990.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to ninety-five investment companies (the "Dean Witter Funds"), thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $76.9 billion at December 31, 1995. The Investment Manager also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $2.6 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and supervise the investment of the Fund's assets. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    Under a Sub-Advisory Agreement between Morgan Grenfell Investment Services Limited (the "Sub-Adviser") and the Investment Manager, the Sub-Adviser provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities issued by issuers located in Europe and in other countries located elsewhere around the world, subject to the overall supervision of the Investment Manager. The Fund's Directors review the various services provided by the Investment Manager and the Sub-Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    The Sub-Adviser, whose address is 20 Finsbury Circus, London, England, as of December 31, 1995, manages assets of approximately $12.6 billion for U.S. corporate and public employee benefit plans, investment companies, endowments and foundations. The Sub-Adviser is an indirect subsidiary of Deutsche Bank AG, the largest commercial bank in Germany.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 1.0% of the portion of the Fund's daily net assets not exceeding $500 million; and 0.95% of the portion of daily net assets exceeding $500 million. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation.

    For the fiscal year ended October 31, 1995, the Fund accrued total compensation to the Investment Manager amounting to 0.98% of the Fund's average daily net assets (of which 40% was accrued to the Sub-Adviser by the Investment Manager) and the Fund's total expenses amounted to 2.23% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The investment objective of the Fund is to maximize the capital appreciation of its investments. There is no assurance that the objective will be achieved. The following policies may be changed by the Board of Directors without shareholder approval.

    The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in securities issued by issuers located in countries located in Europe. Such issuers will include companies (i) which are organized under the laws of a European country and have a principal office in a European country, or
(ii) which derive 50% or more of their total revenues from business in Europe, or (iii) the equity securities of which are traded principally on a stock exchange in Europe.

    The principal countries in which such issuers will be located are France; the United Kingdom; Germany; the Netherlands; Spain; Sweden; Switzerland and Italy. The Fund currently intends to invest more than 25% of its total assets in the United Kingdom. As such, the investment performance of the Fund will be subject to social, political and economic events occurring in the United Kingdom to a greater extent than those occurring in other European countries.

    The securities invested in will primarily consist of equity securities issued by companies based in European countries, but may also include fixed-income securities issued or guaranteed by European governments (including zero coupon treasury securities), when it is deemed that such investments are consistent with the Fund's investment objective. For example, there may be times when the Sub-Adviser determines that the prices of government securities are more likely to appreciate than those of equity securities. Such an occasion might arise when inflation concerns have led to general increases in interest rates. Such fixed-income securities which will be purchased by the

Fund are likely to be obligations of the treasuries of one of the major European nations. In addition, the Fund may invest in fixed-income securities which are, either alone or in combination with a warrant, option or other right, convertible into the common stock of a European issuer, when the Investment Manager or the Sub-Adviser determines that such securities are more likely to appreciate in value than the common stock of such issuers or when the Investment Manager or Sub-Adviser wishes to hedge the risk inherent in the direct purchase of the equity of a given issuer. The Fund will select convertible securities of issuers whose common stock has, in the opinion of the Investment Manager or Sub-Adviser, a superior investment potential. The Fund may also purchase equity and fixed-income securities which are issued in private placements and warrants or other securities conveying the right to purchase common stock.

    The remainder of the Fund's portfolio equalling, at times, up to 35% of the Fund's total assets, may be invested in equity and/or government and convertible securities issued by issuers located anywhere in the world, including the United States, subject to the Fund's investment objective. In addition, this portion of the Fund's portfolio will consist of various other financial instruments such as forward foreign exchange contracts, futures contracts and options (see below).

    It is anticipated that the securities held by the Fund in its portfolio will be denominated, principally, in liquid European currencies. Such currencies include the German mark, French franc, British pound, Dutch guilder, Swiss franc, Swedish krona, Italian lira, and Spanish peseta. In addition, the Fund may hold securities denominated in the European Currency Unit (a weighted composite of the currencies of member states of the European Monetary System). Securities of issuers within a given country may be denominated in the currency of a different country.

    The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

    There may be periods during which market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its net assets are invested in cash or money market instruments. Under such circumstances, the money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government; American bank obligations; Eurodollar certificates of deposit; obligations of American savings institutions; fully insured certificates of deposit; and commercial paper of American issuers rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

RISK CONSIDERATIONS

FOREIGN SECURITIES. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward contracts or futures contracts (see below). The Fund may incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Political and economic developments in Europe, especially as they relate to changes in the structure of the European Economic Community and the anticipated development of a unified common market, may have profound effects upon the value of a large segment of the Fund's portfolio. Continued progress in the evolution of, for example, a united European common market may be slowed by unanticipated political or social events and may, therefore, adversely affect the value of certain of the securities held in the Fund's portfolio. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.
                                  ------------

    To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies) the Fund may engage in transactions in forward foreign currency contracts, options on securities and currencies, and futures contracts and options on futures contracts on securities, currencies and indexes. The Fund may also purchase options on securities to facilitate its participation in the potential appreciation of the value of the underlying securities. A discussion of these transactions follows and is supplemented by further disclosure in the Statement of Additional Information.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, it is believed that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called
"cross-hedging," will be selected when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Fund anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, it may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    Lastly, the Fund is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions").

    In all of the above circumstances, if the currency in which the Fund's portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager and/or Sub-Adviser.

    The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. To the extent that the Fund enters into forward foreign currency contracts to hedge against a decline in the value of portfolio holdings denominated in a particular foreign currency resulting from currency fluctuations, there is a risk that the Fund may nevertheless realize a gain or loss as a result of currency fluctuations after such portfolio holdings are sold if the Fund is unable to enter into an "offsetting" forward foreign currency contract with the same party or another party. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code of 1986 (the "Code") requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes").

OPTIONS AND FUTURES TRANSACTIONS. Call and put options on U.S. Treasury notes, bonds and bills, on various foreign currencies and on equity securities are listed on several U.S. and foreign securities exchanges and are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell, to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

OTC OPTIONS. Exchange-listed options are issued by the OCC (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities which are denominated in either U.S. dollars or foreign currencies and on the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency and to close out long call option positions. Generally, a call option is "covered" if the Fund owns the security or the currency underlying the option it has written, holds a call option on the same underlying security or currency with a similar exercise price or maintains a sufficient amount of cash, cash equivalents or liquid securities to purchase the underlying security or to exchange for the underlying currency. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security or amount of currency underlying the option (certain listed and OTC call options written by the Fund will be exercisable by the purchaser only on a specific date).

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. The premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency. However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The size of premiums will fluctuate with varying market conditions.

PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. Similarly, the Fund may purchase put options on currencies in which securities which it holds are denominated only to protect itself against a decline in value of such currency vis-a-vis the currency in which the exercise price is denominated. If the value of the currency underlying the option were to fall below the exercise price of the put purchased in an amount greater than the pre-mium paid for the option, the Fund would incur no additional loss. There are no other limits on the Fund's ability to purchase call and put options.

FUTURES CONTRACTS. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on common stocks, such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency" futures) and on such indexes of U.S. or foreign equity and fixed-income securities as may exist or come into being, such as the Standard & Poor's 500 Index or the Financial Times Equity Index ("index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. If it is anticipated that interest rates may rise and, concomitantly, the price of certain of its portfolio securities fall, the Fund may sell an interest rate futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) against changes in their prices. If it is anticipated that the prices of securities held by the Fund may fall, the Fund may sell an index futures contract. Conversely, if the Fund wishes to hedge against anticipated price rises in those securities which the Fund intends to purchase, the Fund may purchase an index futures contract.

    The Fund will purchase or sell currency futures on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. The Fund will enter into currency futures contracts for the same reasons as set forth above for entering into forward foreign currency contracts; namely, to "lock-in" the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's (or anticipated portfolio security's) denominated currency vis-a-vis a different currency.

    In addition to the above, interest rate, index and currency futures will be bought or sold in order to close out a short or long position maintained by the Fund in a corresponding futures contract.

OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager or Sub-Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer.

    Exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Fund's management could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

    Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    The Fund, by entering into transactions in foreign futures and options markets, will also incur risks similar to those discussed above under the section entitled "Foreign Securities."

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when a purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not result in a loss, such as when there is no movement in the prices of the underlying securities. The writing of a put or call option on a futures contract involves risks similar to those relating to transactions in futures contracts, as are described above.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.

    Except as specifically noted, all investment objectives, policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

PORTFOLIO MANAGEMENT

The Fund's portfolio is actively managed by its Investment Manager and the Sub-Adviser with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager and the Sub-Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, the views of Directors of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's and Sub-Adviser's own analysis of factors they deem relevant. The Fund's primary portfolio manager is Jeremy G. Lodwick, a Director of the Sub-Adviser. Mr.
Lodwick has been the Fund's primary portfolio manager since April 1, 1994 and has been managing portfolios consisting of equity securities issued by European issuers for the Sub-Adviser since January, 1992; prior thereto, he was employed by the Sub-Adviser in another capacity.

    Personnel of the Investment Manager and Sub-Adviser have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

    Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including DWR. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. ("DWR"). In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

    The portfolio trading engaged in by the Fund may result in its portfolio turnover rate exceeding 100%. The Fund is expected to incur higher than normal brokerage commission costs due to its portfolio turnover rate. Short-term gains and losses taxable at ordinary income rates may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a full discussion of the tax implications of the Fund's trading policy. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

    The expenses of the Fund relating to its portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers as custodial costs, brokerage commissions and other transaction charges related to investing in foreign markets are generally higher than in the United States.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

        1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

        2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

        3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry.

        4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

        5. Purchase or sell commodities or commodities contracts except that the Fund may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

        6. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.)

        7. Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        8. Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. In addition, no more than 15% of the Fund's net assets will be invested in such illiquid securites and foreign securities not traded on a recognized domestic or foreign exchange.

    Generally, OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, the Fund is permitted to treat the securities it uses as cover for written OTC options as liquid provided it follows a procedure whereby it will sell OTC options only to qualified dealers who agree that the Fund may repurchase such options at a maximum price to be calculated pursuant to a predetermined formula set forth in the option agreement. The formula may vary from agreement to agreement, but is generally based on a multiple of the premium received by the Fund for writing the option plus the amount, if any, of the option's intrinsic value. An OTC option is considered an illiquid asset only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter European Growth Fund Inc., directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, N.J. 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase, in the case of investments through EasyInvest, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Such investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions (those investing through the Distributor or other Selected Broker-Dealer will receive dividends declared the next business day after the order is settled). The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below). While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 1% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses incurred.

    For the fiscal year ended October 31, 1995, the Fund accrued payments under the Plan amounting to $7,407,909, which amount is equal to 0.95% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (a) of the compensation formula under the Plan.

    At any given time, the Distributor may have incurred expenses in distributing shares of the Fund which may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if the Distributor incurred $1 million in expenses in distributing shares of the Fund and $750,000 had been received by the Distributor in (i) and
(ii) above, the  excess expense would  amount to $250,000.  The Distributor  has advised the Fund that such excess amounts, including the carrying charge described above, totalled $21,065,294 at October 31, 1995, which equalled 2.43% of the Fund's net assets at such date.

    Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by the investors upon redemption of shares, if for any reason the Plan is terminated the Directors will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange or quoted by NASDAQ is valued at its latest sale price on that exchange or quotation service prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Sub-Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

    Short-term debt securities with remaining maturities of sixty days or less to maturity at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors.

    Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Directors. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemption and Repurchases").

EASYINVEST -SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. The shares will be redemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's brokerage account, within five business days after the date of redemption. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (See "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

EXCHANGE PRIVILEGE

The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter collectively referred to in this section as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another CDSC fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund acquired in exchange for shares of another CDSC fund having a different CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains invested in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). However, in the case of shares exchanged for shares of an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

    Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

    The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Distributor, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, N.J. 07303 is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificate(s) with a written request for redemption, along with any additional documentation required by the Transfer Agent.
CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), and it will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

                                             CONTINGENT DEFERRED
               YEAR SINCE                       SALES CHARGE
                PURCHASE                     AS A PERCENTAGE OF
              PAYMENT MADE                     AMOUNT REDEEMED
-----------------------------------------  -----------------------
First....................................               5.0%
Second...................................               4.0%
Third....................................               3.0%
Fourth...................................               2.0%
Fifth....................................               2.0%
Sixth....................................               1.0%
Seventh and thereafter...................            None

    A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i),
(ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under
Section 401(k) of the Internal Revenue Code which offers investment companies managed by the

Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust Company, an affiliate of the Investment Manager, serves as recordkeeper or Trustee ("Eligible 401(k) Plan"), provided that either: (A) the plan continues to be an Eligible 401(k) Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed upon repurchase by the Fund, the Distributor or other Selected Broker-Dealer. The offers by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check (including a government, certified or bank cashier's check), payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under Section 403(b)(7) of the Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Directors or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to pay dividends and to distribute substantially all of the Fund's net investment income and net realized short-term and long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

TAXES. Because the Fund intends to distribute all of its net investment income and any net short-term capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains.

    Gains or losses on the Fund's transactions in certain listed options on securities and on futures and options on futures generally are treated as 60% long-term gain or loss and 40% short-term gain or loss. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net gains being available for distribution.

    As a regulated investment company, the Fund is subject to the requirement that less than 30% of its gross income be derived from the sale of certain investments held for less than three months. This requirement may limit the Fund's ability to engage in options and futures transactions.

    Shareholders will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1, will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. It is anticipated that only a small portion, if any, of the Fund's distributions will be eligible for the dividends received deduction to corporate shareholders.

    After the end of the year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long-term capital gains.

    To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and has made the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes, to enable shareholders to deduct their pro rata portion of such taxes from their taxable income or claim United States foreign tax credits with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

    The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax adviser.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over a period of one year and five years as well as the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges which would be incurred by redeeming shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS. All shares of the Fund are of common stock of $0.01 par value and are equal as to earnings, assets and voting privileges. There are no conversion, pre-emptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. The shares do not have cumulative voting rights.

    The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Directors may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Fund's By-Laws.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    The Fund's Sub-Adviser also has a Code of Ethics which complies with regulatory requirements and, insofar as it relates to persons associated with the Fund, the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

DEAN WITTER
EUROPEAN GROWTH FUND INC.
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

DIRECTORS
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Sheldon Curtis
Vice President, Secretary and
General Counsel
Thomas F. Caloia
Treasurer

CUSTODIAN
The Chase Manhattan Bank N.A.
One Chase Plaza
New York, New York 10005

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

SUB-ADVISER
Morgan Grenfell Investment Services
Limited